GreenLight Biosciences Outlines Development Strategy and Highlights Portfolio Updates at Plant Health R&D Day

BOSTON, March 7, 2023 — GreenLight Biosciences (Nasdaq: GRNA), a public benefit corporation striving to deliver on the full potential of RNA to address some of the world’s toughest problems in human health and agriculture, will today outline its pipeline strategy and R&D progress for dsRNA based crop protection and plant delivery innovations focused on addressing food security with innovative and sustainable solutions during its Plant Health R&D Day being held today, March 7th, 2023 at 10:30 a.m. ET in Research Triangle, North Carolina.

“GreenLight is taking an innovative approach to advancing novel double-stranded RNA (dsRNA) solutions for numerous agricultural applications with advantages in speed of discovery/development, cost, quality and delivery. We have advanced our company’s portfolio strategy, target product profiles, and delivery capability all to meet the global challenges we face in the quest to grow food sustainably.” said Andrey Zarur, CEO of GreenLight Biosciences. “We have done this all with an eye on expanding potential addressable markets for our product portfolio and a focus on the potential benefits that our sustainable technologies could have on society.”

Sustainable innovations that address emerging resistance, food security, and agricultural impacts on biodiversity

As a leader in RNA innovation for agriculture, the Company is building on its existing rapid design, development and iteration capabilities for dsRNA by expanding product applications and delivery capabilities. The technological progress to be shared in today’s showcase enables GreenLight Biosciences to work towards unlocking access to the broader global insecticides and fungicides market worth $39B1,2, and the global herbicides market valued at $35.72B3.

“Farmers need products that appropriately solve the challenges they face in-field, all while helping to improve the overall sustainability of agriculture,” said Mark Singleton, Chief Commercial Officer and General Manager of Plant Health. “GreenLight Biosciences is fully committed to delivering products that address some of the major challenges faced by farmers, such as increased pest resistance, tightening regulatory environments, and demands by consumers to reduce chemical loads in foods. We expect that our rapid dsRNA development and production capabilities, coupled with novel delivery technologies, will enable us to develop sustainable solutions across all crop inputs segments and help reduce agricultural impact on biodiversity.”

Plant Health Strategy & Portfolio Updates

Today, at GreenLight’s R&D Showcase, the Company will outline a long-term strategy to progress its Plant Health portfolio and highlight progress in its R&D pipeline that it anticipates will help farmers expand their suite of tools to preserve yield potential as threats from insects, disease, and weeds increase, including:

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Actively preparing for commercial launch prior to end of 2023 of our leading dsRNA solution, Calantha™, subject to regulatory approval
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The registration dossier for our RNA solution that targets the varroa destructor mite was submitted to the EPA in February 2023 and is now under review
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Expansion of dsRNA-based fungal, insecticide, and acaricide programs into multi-target applications
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Plant disease program data showing formulated dsRNA performance in-field providing control of grey mold and powdery mildew equivalent or better than conventional chemical standards at commercially relevant spray intervals
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Data demonstrating functional delivery of dsRNA into plants; showing decreased fusarium disease severity in lettuce seed treatment trials, and preliminary indications of herbicidal activity

“These highlights are representative of our robust dsRNA pipeline, delivery capability and our ongoing commitment to delivering on the potential of RNA to provide farmers with the tools they need to increase productivity, profitability, and sustainability in the face of climate events and increasing resistance to conventional crop protection products,” said Zarur. “We look forward to advancing these innovations to ensure that farmers have access to technology that benefits their production, and to help create healthy people and planet through RNA innovation.”

The Plant Health R&D Day is the first in a series providing comprehensive updates on GreenLight’s R&D strategy and progress. The next session will focus on the Company’s Human Health portfolio and will be hosted on Thursday, March 9th, 2023, at GreenLight Biosciences Headquarters in Lexington, MA.

A webcast of both events will be available live and can be accessed via the Investors section of the Company’s website at www.greenlightbiosciences.com. Registration is available here: https://www.greenlightbiosciences.com/rdshowcase/ and a replay of the webcasts will be available at https://investors.greenlightbio.com for approximately 30 days.

Sources: 1. https://www.marketsandmarkets.com/Market-Reports/fungicides-356.html 2. https://www.marketsandmarkets.com/Market-Reports/insecticide-market-142427569.html 3. https://www.businesswire.com/news/home/20210916005897/en/Global-47.09-Bn-Herbicides-Market-to-2025-2030---ResearchAndMarkets.com

About GreenLight Biosciences

GreenLight Biosciences (Nasdaq: GRNA) aims to address some of the world’s biggest problems by delivering on the full potential of RNA for human health and agriculture. Our RNA platform allows us to research, design, and manufacture for human, animal, and plant health. In human health, this includes messenger RNA vaccines and therapeutics. In agriculture, this includes RNA to protect honeybees and a range of crops. The Company’s platform is protected by numerous patents. GreenLight’s human health product candidates are in the pre-clinical stage, and its product candidates for the agriculture market are in the early stages of development or regulatory review.

Availability of Other Information About GreenLight Biosciences

Investors and others should note that we communicate with our investors and the public using our website (www.greenlightbiosciences.com), the investor relations website (https://investors.greenlightbio.com/), and on social media (Twitter and LinkedIn), including but not limited to investor presentations and investor fact sheets, U.S. Securities and Exchange Commission filings, press releases, public conference calls and webcasts. The information that GreenLight posts on these channels and websites could be deemed to be material information. As a result, GreenLight encourages investors, the media, and others interested in GreenLight to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on GreenLight’s investor relations website and may include additional social media channels. The contents of GreenLight’s website or these channels, or any other website that may be accessed from its website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the success, cost and timing of our research and development activities in our plant and human health programs, the timing of regulatory submissions and approvals, our ability to commercialize our products, the acceptance of RNA-based technologies by regulators and the public, including the timing it takes to receive regulatory approval, the success, cost and timing of our clinical trials, including estimates regarding when patients will be enrolled, when data will be reported for our ongoing clinical trials and timing to commence future clinical trials, our projected cash runway and our ability to obtain funding for our operations when needed. Forward-looking statements include statements relating to our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in our Quarterly Reports on Form 10-Q, periodic filings on Form 8-K, and any of our future filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by current macroeconomic conditions and the ongoing COVID-19 pandemic and there may be additional risks that we consider immaterial, or which are unknown. It is not possible to predict or identify all such risks. Our forward-looking statements only speak as of the date they are made, and we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For additional information on GreenLight and potential risks associated with investing, please see our public filings at https://www.sec.gov/edgar/browse/?CIK=1822691&owner=exclude.

Contacts:

Media Contact:

Thomas Crampton
SVP Corporate Affairs
GreenLight Biosciences

press@greenlightbio.com

Investor Contact:

Ingrid Fung
Director, Enterprise Operations and Strategy & Head of Investor Relations

GreenLight Biosciences

investors@greenlightbio.com